                                                                    Exhibit 10.7

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH LAWS, OR IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO AMERICA ONLINE LATIN AMERICA, INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.


                WARRANT TO PURCHASE UP TO ______ SHARES OF STOCK
                     OF AMERICA ONLINE LATIN AMERICA, INC.


No.: W-1                                              ____________ __, 2000

     THIS CERTIFIES THAT, America Online, Inc. ("Holder") or its registered assigns, for value received, is entitled to purchase, on the terms and subject to the conditions hereinafter set forth, from America Online Latin America, Inc., a Delaware corporation (the "Company"), at any time, and from time to time, during the period beginning on the date hereof and ending at 5:00 p.m. local Miami, Florida time on the tenth anniversary of the date hereof (the "Expiration Date"), that number of shares (the "Warrant Shares") of Series B redeemable convertible preferred stock, par value one cent ($0.01) per share, of the Company (the "Series B Preferred Stock"), as determined in accordance with the provisions of Section 2 hereof.

     SECTION 1. EXERCISE PRICE. The exercise price per Warrant Share at which this Warrant (the "Warrant") may be exercised shall be [equal to the initial public offering price of the Class A Common Stock] ________ Dollars ($_____) (the "Exercise Price"), as adjusted from time to time in accordance with the
provisions of Section 4 hereof.   If this Warrant is exercised for Warrant
Securities (as defined below) other than the Series B Preferred Stock, the Exercise Price for each share of such other Warrant Securities shall be calculated by dividing the then current Exercise Price per share of Series B Preferred Stock by the then effective Series B Conversion Ratio (as such term is defined in the Company's Certificate of Incorporation, as the same may be amended and restated from time to time).

     SECTION 2. EXERCISE OF WARRANT.

     2.1.  Number of Warrant Shares for Which Warrant is Exercisable.
           ---------------------------------------------------------

          (a) Number and Type of Shares.  The number of Warrant Shares for which
              -------------------------
this Warrant may be exercised at any time prior to its expiration shall be equal to _________________ (_________) [6% of the Company's outstanding Class A Common Stock as of the date of this Warrant, including any shares that may be issued upon exercise of an over-allotment option in the initial public offering and the total number of shares of Class A Common Stock reserved for issuance upon conversion of outstanding capital stock and up to 5% of such number of outstanding and reserved shares to be reserved for issuance under the Company's employee stock option plan], as adjusted and in effect at the date of any partial or full exercise of this Warrant. If any over-allotment option is exercised by the Company's underwriters in connection with the Company's initial public offering after the number of shares into which this Warrant is exercisable is established, the number of shares into which this Warrant is exercisable shall be increased appropriately. At the option of the Holder, in its sole discretion, the Holder may exercise this Warrant for Warrant Shares consisting of (i) shares of Series B Preferred Stock, and/or (ii) shares of the Company's Class B common stock, par value one cent ($0.01) per share (the "Class B Common Stock"), and/or (iii) shares of the Company's Class A common stock, par value one cent ($0.01) per share (the "Class A Common Stock", and collectively with the Series B Preferred Stock and the Class B Common Stock, the "Warrant Securities"). At any time that the Holder elects to exercise this Warrant for shares of Class B Common Stock or Class A Common Stock, the maximum number of shares of each such class that the Holder shall be entitled to receive shall be equal to (y) in the case of Class B Common Stock, up to that number of shares of Class B Common Stock then issuable upon conversion of the maximum number of shares of Series B Preferred Stock then issuable upon exercise of this Warrant, and (z) in the case of Class A Common Stock, up to that number of shares of Class A Common Stock then issuable upon conversion of the maximum number of shares of Class B Common Stock then issuable upon conversion of the maximum number of shares of Series B Preferred Stock then issuable upon exercise of this Warrant.

           2.2.  Procedure for Exercise of Warrant.
                 ---------------------------------

                 (a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at its principal executive office (or such other office of the Company in the United States as the Company may designate by notice in writing to the Holder) on or prior to 5:00 p.m. local Miami, Florida time on the Expiration Date, (i) the Warrant Certificate attached hereto completed to specify the type and number of Warrant Securities as to which the Holder is electing to exercise under this Warrant, (ii) consideration in an amount equal to the aggregate Exercise Price of the Warrant Securities being purchased, consisting of (A) cash or a certified or official bank check, payable to the order of the Company, (B) cancellation by the Holder of indebtedness of the Company to the Holder, or (C) a combination of (A) and (B) above, and (iii) if this Warrant is being exercised in whole or the last fraction of this Warrant is being exercised, this Warrant.

                 (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Warrant Securities for which this Warrant is being exercised is greater than the Exercise Price for one share of such Warrant Securities (determined at the date of calculation, as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of such Warrant Securities equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Warrant Certificate, substantially in the form as attached hereto, in which event the Company shall issue to the Holder that number of shares of such Warrant Securities computed using the following formula:
                              WS = WSP x (FMV-EP)
                                   --------------
                                      FMV

WHERE:

WS equals the number of shares of the applicable Warrant Securities to be issued to the Holder;

WSP equals the number of shares of the applicable Warrant Securities purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation);

FMV equals the fair market value of one share of the applicable Warrant Securities being exercised (at the date of such calculation); and

EP equals the per share Exercise Price of the applicable Warrant Securities (as adjusted to the date of such calculation) of the Warrant.

For purposes of the above calculation, the fair market value ("FMV") of one share of the Warrant Securities shall be determined in accordance with the provisions of Section 2.3 hereof. Notwithstanding the foregoing, where there exists a public market for the Class A Common Stock at the time of such exercise, the FMV per share of (i) Class A Common Stock or Class B Common Stock shall be equal to the average of the closing bid and asked prices of the Class A Common Stock quoted in the Over-The-Counter Market Summary or the average of the last reported sale price of the Class A Common Stock or the closing price quoted on the Nasdaq National Market System or on any exchange on which the Class A Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of the FMV, and (ii) Series B Preferred Stock shall be equal to the FMV of one share of Class B Common Stock, calculated as set forth in clause (i) above, multiplied by the then effective Series B Conversion Ratio. Upon receipt of the Warrant Certificate, the consideration, if any, and the Warrant, as applicable, the Holder shall be deemed to be the holder of record of the Warrant Securities issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Securities shall not then be actually delivered to the Holder, and the Company shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute or cause to be executed and delivered to the Holder, or as the Holder may direct, a certificate or certificates representing the aggregate number of shares of Warrant Securities specified in said Warrant Certificate. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a certificate evidencing the fraction of this Warrant which remains exercisable. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2.2, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes, which shall be payable upon the execution and delivery of such stock certificate or certificates, shall be paid by the Holder to the Company at the time of delivering this Warrant to the Company as mentioned above.

          2.3  Fair Market Value.  Except as set forth above, for determining
               -----------------
the FMV of one share of Warrant Securities in connection with a "net exercise" pursuant to the provisions of Section 2.2 hereof, the following shall apply:

          (a) Agreement of the Company and the Holder.  If the Company and the
              ---------------------------------------
Holder can agree in writing as to the FMV, such agreed value shall be the FMV. If no agreement on the FMV can be reached within five (5) days from the date of the exercise of this Warrant, then the FMV shall be determined pursuant to subsection (b) below.

          (b) Third Party Appraisal.  If the FMV is not agreed upon as provided
              ---------------------
in subsection (a) above within the period therein stated, then five (5) days thereafter, an appraiser or appraisers shall be jointly selected by the Company and the Holder, and the determination of such jointly selected appraiser or appraisers as to the FMV shall be binding and conclusive upon all parties. If the Company and the Holder are unable to reach an agreement as to an appraiser, the provisions of subsection (c) below shall apply. For purposes of this subsection (b), the FMV shall take into account, among other things, earnings and book value of the Company, but shall not take into account any minority stockholder, marketability or other such discount.

          (c) Additional Appraiser.  If the Company and the Holder do not agree
              --------------------
upon the selection of an appraiser or appraisers, as provided in subsection (b) within the period therein stated, then, within three (3) days after the expiration of the five (5) day period provided for in subsection (b) above, each of the Company and the Holder shall deliver, by written notice to the other, a list of three appraisers and each of the Company and the Holder shall select one
(1) appraiser from the list delivered by the other. If either party falls to deliver a list of appraisers or to select an appraiser from such list within said three (3) day period, the other party may select an appraiser from its list and such appraiser shall serve as the sole appraiser. Each of the appraisers so selected shall, within ten (10) days of being selected, determine the FMV. If the lower of the two (2) appraisals is at least ninety percent (90%) of the higher appraisal, then the FMV shall be equal to the average of the two (2) appraisals. If the lower of the two (2) appraisals is less than ninety percent (90%) of the higher appraisal, then the two (2) appraisers shall appoint a third appraiser within three (3) days after the end of said ten (10) day period, and such third appraiser shall, within ten (10) days of being selected, determine the FMV. The FMV shall be equal to (A) the average of (x) the third appraisal and (y) whichever of the first two appraisals is closest in dollars to the third appraisal or (B) the third appraisal, if such appraisal is exactly mid-way between the first two appraisals. The determination of such appraiser shall be determinative of the FMV and shall be binding, final and conclusive on the Company and the Holder.

          (d) Costs of Appraisals.  The parties shall share equally the entire
              -------------------
cost of any appraisals hereunder.

          2.4  Transfer Restriction Legend.  This Warrant and each certificate
               ---------------------------
for Warrant Securities initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Securities are registered under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend (and any additional legend required by any securities exchange upon which such Warrant Securities may, at the time of such exercise, be listed and any applicable state securities administration or commission) on the face thereof:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH LAWS, OR IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO AMERICA ONLINE LATIN AMERICA, INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          2.5  Acknowledgment of Continuing Obligation.  The Company will, at
               ---------------------------------------
the time of the exercise of this Warrant, in whole or in part, upon request of the Holder, acknowledge in writing its continuing obligation to the Holder in respect of any rights to which the Holder shall continue to be entitled after such exercise in accordance with this Warrant, provided, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

          2.6  Investment Representation.  The Holder of this Warrant, by
               -------------------------
acceptance hereof, acknowledges that (i) the Holder is an accredited investor within the definition of Regulation D of the Act, (ii) this Warrant and, upon exercise, the Warrant Securities, are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and (iii) the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or the Warrant Securities issued upon exercise hereof, unless registered under the Act and applicable state securities laws or pursuant to an opinion of counsel reasonably satisfactory to the Company that an exemption from registration under such laws is available. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm, in writing, in a form reasonably satisfactory to the Company, that the Warrant Securities so purchased are being acquired solely for the Holder's own account and not as a nominee for any party for investment.

          2.7  Fractional Shares.  No fractional shares or scrip representing
               -----------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current FMV of a share, determined in accordance with the provisions of Sections 2.2 and 2.3 hereof.

          2.8  Registration Rights.  The shares of Class A Common Stock issuable
               -------------------
upon exercise of this Warrant or upon the conversion of the Class B Common Stock that is issuable upon conversion of the Series B Preferred Stock that is issuable upon exercise of this Warrant are entitled to registration rights granted in and pursuant to that Registration Rights Agreement of even date herewith by and between the Company, the Holder and the other parties named therein.

     SECTION 3. OWNERSHIP, TRANSFER.

          3.1  Ownership of this Warrant.  The Company may deem and treat the
               -------------------------
person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 3.

          3.2  Exchange, Transfer and Replacement.  This Warrant is exchangeable
               ----------------------------------
upon the surrender hereof by the Holder to the Company at its office or agency for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the portion of this Warrant exchanged as shall be designated by the Holder at the time of such surrender. Subject to the terms of this Warrant, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor as this Warrant but registered in the name of the transferee, upon surrender of this Warrant duly endorsed at said office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes and income taxes) and other charges payable in connection with the preparation, execution and delivery of Warrant Securities pursuant to this
Section 3. Notwithstanding the foregoing, this Warrant may not be transferred to any Person other than a Wholly Owned Affiliate (as such terms are defined in the Certificate of Incorporation) of America Online, Inc.

          SECTION 4. ADJUSTMENT OF EXERCISE PRICE.

          4.1  Adjustment of Exercise Price.
               ----------------------------

          (a) Subdivision or Combination of Shares.  If the Company, at any time
              ------------------------------------
while this Warrant is outstanding, shall subdivide or combine any of its Warrant Securities, the Exercise Price shall be proportionately reduced, in case of subdivision of shares, to reflect the increase in the total number of shares of such Warrant Securities outstanding as a result of such subdivision, as at the effective date of such subdivision, or shall be proportionately increased, in the case of combination of shares, to reflect the reduction in the total number of shares of such Warrant Securities outstanding as a result of such combination, as at the effective date of such combination.

          (b) Stock Dividends.  If the Company, at any time while this Warrant
              ---------------
is outstanding, shall pay a dividend in, or make any other distribution of, any of its Warrant Securities, the Exercise Price shall be adjusted (as at the date of such payment or other distribution) to that price determined by multiplying the Exercise Price in effect immediately prior such payment or other distribution, by a fraction (i) the numerator of which shall be the total number of shares of such Warrant Securities outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of such Warrant Securities outstanding immediately after such dividend or distribution (plus if the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with said dividends).

          (c) Adjustment of the Warrant Securities.  Upon any adjustment in the
              ------------------------------------
Exercise Price as the result of the provisions of this Section 4, the number of Warrant Securities purchasable pursuant to this Warrant shall be adjusted so that the adjusted number of Warrant Securities shall be equal to the number of Warrant Securities then purchasable hereunder multiplied by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

          (d) No adjustment in the Exercise Price shall be required pursuant to
Section 2.1 or this Section 4 unless such adjustment would require an increase or decrease of at least $.05 in such price; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

          (e) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its address appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

          (f) All calculations under Section 2.1 or this Section 4 shall be made to the nearest cent or to the nearest share of Warrant Securities, as the case may be.

          (g) Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Securities purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

     (h)  If the Company shall admit any "Strategic Partner" (i.e., any Person
                                                              ----
who acquires 25% or more of the equity of the Company and who provides a strategic benefit to the Company in the form of a contractual relationship or contribution of material, in-kind assets) the number of Warrant Securities purchasable pursuant to this Warrant shall be increased by an amount equal to the number of Warrant Securities issued to the Strategic Partner multiplied by
                                                                 -------------
six percent (6%).  The Exercise Price will not be adjusted in such event.

     4.2  Reorganization, Reclassification, Recapitalization, Consolidation,
          ------------------------------------------------------------------
Merger or Sale.  If any capital reorganization, reclassification or
--------------
recapitalization of the capital stock of the Company, or consolidation or merger of the Company, or sales of all or substantially all of its assets to another entity, shall be effected in such a way that holders of any of the Warrant Securities shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for any of the Warrant Securities, then, as a condition of such reorganization, reclassification, recapitalization, consolidation, sale or merger, lawful and adequate provisions shall be made whereby each holder of Warrants shall thereupon be entitled to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Securities, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of any of the Warrant Securities equal to the number of shares of Warrant Securities as would have been received upon exercise of the Warrants at the Exercise Price then in effect immediately before such reorganization, reclassification, recapitalization, consolidation, sale or merger, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Exercise Price) shall thereafter be applicable, as nearly as may be practicable, in relation to any rights to acquire or shares of stock or securities delivered to holders in connection with such reorganization, reclassification, recapitalization, consolidation, sale or merger. Prior to the consummation of any consolidation or merger or sale of assets of the Company, the successor corporation resulting from such consolidation or merger, or the purchaser of such assets, shall agree in writing to be bound by the provisions hereof. Before taking any action that would cause an adjustment reducing the Exercise Price below the then-existing par value of the shares of any of the Warrant Securities issuable upon exercise of this Warrant, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Warrant Securities at such adjusted Exercise Price.

     SECTION 5. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees that:

     5.1. Reservation of Shares.  The Company will reserve and set apart and
          ---------------------
have at all times, free from pre-emptive rights, (i) a number of shares of authorized but unissued Series B Preferred Stock deliverable upon the exercise of the Warrant, (ii) a number of shares of authorized but unissued Class B Common Stock deliverable upon the conversion of the Series B Preferred Stock, and (iii) a number of shares of authorized but unissued Class A Common Stock deliverable upon the conversion of the Class B Common Stock issuable upon conversion of the Series B Preferred Stock, and, in each case, any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all its obligations hereunder.

     5.2. Avoidance of Certain Actions. The Company will not, by amendment
          ----------------------------
of its

organizational documents or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment.

     5.3. Governmental Approvals.  If any shares of any of the Warrant
          ----------------------
Securities required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any Federal law (other than the Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     5.4. Binding on Successors.  This Warrant shall be binding upon any entity
          ---------------------
succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

     SECTION 6.  NOTIFICATIONS BY THE COMPANY.  In case at any time:

          (a) the Company shall declare any dividend payable in stock upon any of the Warrant Securities or make any distribution (other than cash dividends which are not in a greater amount per share than the most recent cash dividend or, with respect to the Series B Preferred Stock, the stated dividend rate thereof) to the holders of any of the Warrant Securities;

          (b) the Company shall propose to make an offer for subscription pro rata to the holders of any of its Warrant Securities of any additional shares of stock of any class or other rights;

          (c) there shall be proposed any other transaction of a type referred to in Section 4 hereof, and

          (d) there shall be proposed a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give written notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights, or other transaction, and (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, other transaction, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of such shares of Warrant Securities shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Warrant Securities for, or receive in respect of their Warrant Securities, securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, other transaction, liquidation, or winding-up, as the case may be. Such written notice shall be given not less than five (5) Business days prior to the taking of the action in question.

     SECTION 7. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to the Holder at the address listed in the stock records of the Company or to such other address as shall have been furnished to the Company in writing by such Holder in accordance herewith. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the principal office of the Company, at 6600 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309,
Attention: Chief Executive Officer or such other name or address as shall have been furnished to the Holder by the Company in accordance herewith.

     SECTION 8. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Securities, and no mere enumeration herein of the rights or privileges of the Holder, shall (a) give rise to any rights of the Holder as a stockholder of the Company, or (b) give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     SECTION 9. GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to its conflicts of laws provisions.

     SECTION 10. MISCELLANEOUS. No term of this Warrant may be amended, except with the joint written consent of the Holder and the Company. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, America Online Latin America, Inc. has caused this Warrant to be signed by its duly authorized officer on the date first written above.

                              AMERICA ONLINE LATIN AMERICA, INC.



                              By: /s/ Charles M. Herington
                                  --------------------------
                              Name: Charles M. Herington
                              Title: Chief Executive Officer

                                   ASSIGNMENT

           TO BE EXECUTED BY THE REGISTERED HOLDER IF IT DESIRES AND
                 IS PERMITTED TO TRANSFER THE WITHIN WARRANT OF

                       AMERICA ONLINE LATIN AMERICA, INC.


     FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto ______________________ the right to purchase ___________ of the number of shares of Warrant Securities covered by the within Warrant, and does hereby irrevocably constitute and appoint ___________________, attorney to transfer the Warrant on the books of the Company with full power of substitution. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Warrant to which this Assignment is attached.


Signature:________________________________(SEAL)
Address: _________________________________
         _________________________________


Dated:_________________



In the presence of:           [Name of Wholly-Owned Affiliate]


_________________             By:________________________



                                    NOTICE:

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

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

                              WARRANT CERTIFICATE

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                IF IT DESIRES TO EXERCISE THE WITHIN WARRANT OF

                       AMERICA ONLINE LATIN AMERICA, INC.


     The undersigned hereby irrevocably exercises the right to purchase:

     (i)   __________ shares of Series B Preferred Stock, and/or

     (ii)  __________ shares of Class B Common Stock, and/or

     (iii) __________ shares of Class A Common Stock,

     obtainable by exercise of the within Warrant, according to the conditions thereof and (y) herewith makes payment of the Exercise Price in the amount of $___________ for such shares in full, or (z) elects to utilize its "net exercise" option under Section 2.2(b) of the Warrant, in which case the calculation of such net exercise is set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Warrant to which this Warrant Certificate is attached.


     Net Exercise (see page 3 of the Warrant for an explanation of the formula):
     ------------

For Series B Preferred Stock:

     WS = WSP x (FMV-EP) results in _____________= ____________ shares of Series
          --------------                                       B Preferred Stock
             FMV

For Class B Common Stock:

     WS = WSP x (FMV-EP) results in _____________= ___________ shares of Class B
          --------------                                       Common Stock
             FMV

For Class A Common Stock:

     WS = WSP x (FMV-EP) results in _____________= ___________ shares of Class A
          --------------                                       Common Stock
             FMV

                              Signature:___________________(SEAL)
                              Address:_____________________
                                      _____________________

Dated:_____________________


In the presence of :                     [Name of Wholly-Owned Affiliate]


___________________________               By:____________________

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